EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the amendment (the “Amendment”) to the Quarterly Report of Tanico Inc. (the “Company”) on Form 10-Q for the quarterly period ended December 31, 2023 as filed with the Securities and Exchange Commission on January 24, 2024, I Anton Mikhalev, certify that to the best of my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Amendment fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 3, 2024

/s/ Anton Mikhalev

Anton Mikhalev

Chief Executive Officer

Chief Financial Officer